EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL

OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory C. Talbott, Senior Executive Vice President, Chief Operating Officer/Chief Financial Officer and Treasurer of PFF Bancorp, Inc. (the “Company”) in connection with the Annual Report on Form 10-K for the year ended March 31, 2008 (the “Report”) do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

A)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o (d)) and

B)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

Date: June 18, 2008	/s/ Gregory C. Talbott
Gregory C. Talbott
Executive Vice President, Chief Financial Officer, and Treasurer
(Principal Financial Officer)